SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 21, 1999
                                ----------------
                                (Date of Report)

                                December 11, 1998
                                -----------------
                        (Date of earliest event reported)


                              POLAROID CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     1-4085
                                     ------
                            (Commission File Number)


                                   04-1734655
                                   ----------
                        (IRS Employer Identification No.)


               784 Memorial Drive, Cambridge, Massachusetts 02139
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (781) 386-2000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On December 11, 1998, Polaroid Corporation entered into a $350,000,000 Amended and Restated Credit Agreement among the lenders who were a party to the Credit Agreement dated as of March 19, 1997.

On January 21, 1999, Polaroid Corporation issued a press release which announced the 1998 fourth quarter and full year results. A copy of the press release is attached hereto as exhibit 99.


Item 7. Exhibits

Exhibit 10.1  $350,000,000 Amended and Restated Credit
              Agreement dated as of December 11, 1998
              among Polaroid Corporation and
              Morgan Guaranty Trust Company of New York, as Agent, and the other lenders Party thereto.

Exhibit 99.1  Press Release dated January 21, 1999.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POLAROID CORPORATION



                                   By       /s/JUDITH G. BOYNTON
                                               -----------------
                                   Name        JUDITH G. BOYNTON
                                   Title:      Executive Vice President
                                               and Chief Financial Officer





Dated: January 21, 1999